UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2020

VININGS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-56194	84-3998117
(Commission File Number)	(IRS Employer Identification No.)

2030 POWERS FERRY ROAD SE, SUITE #212

ATLANTA, GA 30339

(Address of principal executive offices and zip code)

404-816-8240

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Subscription Agreements – Common Stock

In October 2020, Vinings Holdings, Inc. ("the Company") entered into Subscription Agreements for the purchase of 70,000 shares of restricted common stock to a total of 7 individuals at a price of $0.01 per share. The Company, in exchange for $700, issued the shares of its restricted common stock on November 4, 2020. The proceeds from the offering were used for general corporate expenses.

Stock Purchase Agreement – Series B Preferred Stock

On November 23, 2020, Coral Investment Partners, LP, an entity 100% controlled by Erik Nelson, CEO of Vinings Holdings, Inc., subscribed to purchase and was issued 8,000 Series B Preferred Shares of the Company at a price of $0.125 per share for a total of $1,000.

Warrants

On November 23, 2020, the Company issued 500,000 Class A Warrants and 500,000 Class B Warrants to purchase common stock to Coral Investment Partners, LP, an entity 100% controlled by Erik Nelson, CEO of Vinings Holdings, Inc., with the terms as indicated in the table below:

	Name	Number of Warrants	Exercise Date	Expiration Date	Exercise Price	Redemption Trigger Price	Cashless Exercise
Class A Warrants	Coral Investment Partners, LP	500,000	11/23/2020	11/30/2023	$2.00	$3.00	Only in absence of an effective Registration Statement

Class B Warrants	Coral Investment Partners, LP	500,000	11/23/2020	11/30/2023	$5.00	$7.50	Only in absence of an effective Registration Statement

The purchase price of the Class A and Class B Warrants was $0.0002 per warrant, for an aggregate of $100 for Class A Warrants and $100 for Class B Warrants. Samples of the Class A Warrant and Class B Warrant are attached hereto as Exhibits 4.2 and 4.3.

Exemption From Registration Claimed

All of the above sales by the Company of its unregistered securities were made by the Company in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). The entities that were issued the unregistered securities were known to the Company and its management, through a pre-existing business relationship. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

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SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
4.1	Subscription Agreement and Investment Letter Sample
4.2	Form of Class A Warrant
4.3	Form of Class B Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vinings Holdings, Inc.

By:

/s/ Erik S. Nelson

____________________

Erik S. Nelson

Title: CEO

Date: December 4, 2020

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